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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of TransTechnology Corporation on Form S-8 of our reports dated May 12, 1998, appearing in the Annual Report on Form 10-K of TransTechnology Corporation for the year ended March 31, 1998.


/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Parsippany, New Jersey
January 19, 1999


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